Federated International Equity Fund

A Portfolio of Federated International Series, Inc.

Class A Shares
Class B Shares
Class C Shares

Supplement to Prospectus dated January 31, 2005

Under “Who Manages the Fund?” please delete the biography of Uri Landesman in its entirety and replace with the following:

“Regina Chi

Regina Chi has been the Fund’s Portfolio Manager since May 2005. Ms. Chi joined Federated in August 1999 as a Senior Investment Analyst and became an Assistant Vice President of the Fund’s Adviser in July 2000. Ms. Chi was previously employed with Clay Finlay, Inc., where she served as a Vice President/Portfolio Manager from July 1997 to July 1999 and as a Research Analyst from June 1994 to July 1997. Ms. Chi earned her B.A. in Economics and Philosophy from Columbia University.”

Richard Winkowski will remain as a portfolio manager of the Fund.

        June 2, 2005

Cusip 31420G101
Cusip 31420G200
Cusip 31420G309

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